Exhibit 10.1

FORM OF CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT

This CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT (this “Convertible Note Subscription Agreement”) is entered into on [ ● ], 2022, by and among Software Acquisition Group Inc. III, a Delaware corporation (the “Issuer”), the undersigned Guarantors (as defined below), and each undersigned subscriber (each, a “Subscriber” and collectively, the “Subscribers”). Notwithstanding anything herein to the contrary, the rights and obligations of each Subscriber hereunder shall be several, and not joint, and any covenants, representations or warranties made by any Subscriber hereunder shall be deemed to be made severally and not jointly by each Subscriber hereunder.

WHEREAS, on February 14, 2022, the Issuer and Branded Online, Inc. dba Nogin, a Delaware corporation (“Target”), together with the other parties thereto, entered into an Agreement and Plan of Merger (the “Transaction Agreement” and the transactions contemplated by the Transaction Agreement to be completed on and prior to the closing date thereof, the “Transactions”), pursuant to which, among other things, in the manner, and on the terms and subject to the conditions and exclusions set forth therein, a wholly owned subsidiary of the Issuer will merge with and into Target (the “Merger”), with Target surviving the Merger as a wholly-owned subsidiary of the Issuer;

WHEREAS, on February 14, 2022, the Issuer filed a registration statement on Form S-4 (No. 333-262723) in connection with the Transactions (the “Transactions Registration Statement”);

WHEREAS, in connection with the Transactions, and substantially contemporaneously with the closing of the Transactions (such date, the “Closing Date”), each Subscriber desires to subscribe for and purchase, severally and not jointly, senior secured convertible notes (the “Convertible Notes”) of and from the Issuer in a principal amount set forth opposite such Subscriber’s name on Schedule I hereto for the purchase price equal to 100% of the principal amount thereof (the “Purchase Price”), and the Issuer desires to issue and sell to the Subscribers up to $75 million aggregate principal amount of the Convertible Notes (such Convertible Notes having the terms set forth in the indenture attached as Annex A hereto, which is incorporated in and made a part of this Convertible Note Subscription Agreement). As used herein, the term “Convertible Notes” shall include the Guarantees (as defined below) thereof by the Guarantors, unless the context requires otherwise; and

WHEREAS, as an inducement to cause each Subscriber to subscribe for the Convertible Notes pursuant to this Convertible Note Subscription Agreement, each Subscriber also desires to subscribe for and purchase, severally and not jointly, warrants (the “Subscriber Warrants”) of and from the Issuer representing the right to purchase an aggregate number of Class A Common Shares (as defined below) as set forth opposite such Subscriber’s name on Schedule I hereto, and the Issuer desire to issue and sell to each Subscriber such Subscriber Warrants (such Subscriber Warrants having the terms set forth in the form of warrant agreement attached as Annex B hereto, which is incorporated in and made a part of this Convertible Note Subscription Agreement).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), each Subscriber hereby agrees, severally and not jointly, to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to each such Subscriber, upon the payment of the Purchase Price for the Convertible Notes and Subscriber Warrants to be purchased by such Subscriber, Convertible Notes in an aggregate principal amount set forth opposite such Subscriber’s name on Schedule I hereto and Subscriber Warrants to purchase a number of Class A Common Shares set forth opposite such Subscriber’s name on Schedule I hereto (such subscription and issuance, the “Subscription”). The Issuer hereby expressly covenants and agrees that the aggregate Purchase Price received from the Subscribers shall be used exclusively as set forth in the Transaction Agreement and to satisfy fees and expenses incurred for the Transaction or after the consummation thereof by the Guarantors for working capital and other corporate purposes as determined by the Issuer or the Guarantors, as applicable.

Section 2. Closing.

(a) The consummation of the Subscription contemplated hereby (the “Closing”) shall be contingent upon, and occur on, the Closing Date, immediately prior to or concurrently with the consummation of the Transactions.

(b) At least five (5) Business Days before the anticipated Closing Date, the Issuer shall, based on its good faith determination that the conditions set forth in Section 2(c) have been or will be satisfied by the anticipated Closing Date, deliver written notice to each Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Issuer. No later than two (2) Business Days prior to the anticipated Closing Date, each Subscriber shall deliver the Purchase Price for the Convertible Notes and Subscriber Warrants being purchased by such Subscriber by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer in escrow until the Closing, and deliver to the Issuer such information as is reasonably requested in the Closing Notice in order for the Issuer to issue the Convertible Notes and Subscriber Warrants and deliver these through the facilities of The Depository Trust Company (“DTC”) to each Subscriber or its nominee, including, without limitation, the legal name of the person in whose name the Convertible Notes and Subscriber Warrants are to be issued, the nominee of such Subscriber (the DTC participant), the information regarding such nominee that the Issuer or its agent for settlement via DTC reasonably requires to effect the delivery of the Convertible Notes and Subscriber Warrants to such Subscriber, and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8 (including any applicable attachments). Upon satisfaction (or, if applicable, waiver) of the conditions set forth in this Section 2, at the Closing (1) the Purchase Price shall be released from escrow automatically, and without further action by any Subscriber, and (2) the Issuer shall deliver to each Subscriber or its nominee the purchased Convertible Notes and Subscriber Warrants in book entry form, free and clear of any liens or other restrictions (other than those arising under this Convertible Note Subscription Agreement, applicable securities laws or, in the case of the Convertible Notes, the Indenture (as defined below)) through the facilities of DTC; provided that, notwithstanding anything to the contrary in this Section 2, if a Subscriber is a natural person, the Issuer shall make available the

Convertible Notes purchased by such Subscriber in a certificated form for collection by such Subscriber or its nominee, as specified in the Closing Notice. In the event that the consummation of the Transactions does not occur within five (5) Business Days after the anticipated Closing Date specified in the Closing Notice (the “Closing Outside Date”), unless otherwise agreed to in writing by the Issuer and each Subscriber, the Issuer shall promptly (but in no event later than five (5) Business Days after the Closing Outside Date) return the aggregate funds so delivered by each Subscriber to the Issuer by wire transfer in immediately available funds to the account(s) specified by such Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation, (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Convertible Note Subscription Agreement is terminated in accordance with Section 6 herein, each Subscriber shall remain obligated (A) to redeliver funds to the Issuer to be held in escrow following the Issuer’s delivery to each Subscriber of a new Closing Notice and (B) to consummate the Closing upon satisfaction of the conditions set forth in this Section 2. For the purposes of this Convertible Note Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.

(c) The Closing shall be subject to the satisfaction, or waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:

(i)

no suspension of the qualification of the offering or sale or trading of the Class A Common Shares (as defined below) on the Nasdaq Stock Market LLC (“Nasdaq”) or the New York Stock Exchange (“NYSE”) shall have been initiated or, to the Issuer’s knowledge, threatened in writing by Nasdaq, the NYSE or the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) and be continuing, and the Underlying Shares (as defined below) and the Underlying Warrant Shares (as defined below) shall have been approved for listing on Nasdaq or the NYSE, subject to official notice of issuance;

(ii)

all conditions precedent to the closing of the Transactions set forth in the Transaction Agreement shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived in writing (other than those conditions which, by their nature, are to be satisfied at the closing of the Transactions pursuant to the Transaction Agreement or by the Closing itself, but subject to their satisfaction or valid waiver at the closing of the Transactions), and the closing of the Transactions shall occur substantially concurrently with or immediately following the Closing;

(iii)

no court or applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no such court or applicable governmental authority shall have instituted a proceeding seeking to impose such a restraint or prohibition;

(iv)

an indenture substantially in the form attached as Annex A hereto (the “Indenture”), shall have been executed by the applicable parties thereto, including U.S. Bank Trust Company, National Association, as third-party trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”); and

(v)	a warrant agreement substantially in the form attached as Annex B hereto (the “Subscriber Warrant Agreement”), shall have been executed by the applicable parties thereto.

(d) In addition to the conditions set forth in Section 2(c), the obligation of the Issuer to consummate the Closing with respect to each Subscriber shall be subject to the satisfaction or valid waiver in writing by the Issuer of the additional conditions that, on the Closing Date:

(i)

all representations and warranties of such Subscriber contained in this Convertible Note Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (unless they specifically speak as of an earlier date, in which case they shall be true and correct in all material respects (other than representations and warranties that are qualified as to Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date);

(ii)

such Subscriber shall have performed, satisfied or complied in all material respects with all covenants and agreements required by this Convertible Note Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; provided, that this condition shall be deemed satisfied unless written notice of such non-compliance is provided by the Issuer to such Subscriber and such Subscriber fails to cure such noncompliance in all material respects within five (5) Business Days of receipt of such notice; and

(iii)

prior to or at the Closing Date, such Subscriber shall have delivered such other information and shall have taken all such actions as are reasonably requested to consummate the Closing and to deliver the Convertible Notes and the Subscriber Warrants to such Subscriber or its nominee.

(e) In addition to the conditions set forth in Section 2(c), the obligation of each Subscriber severally to consummate the Closing shall be subject to the satisfaction or valid waiver by such Subscriber of the additional conditions that, on the Closing Date:

(i)

all representations and warranties of the Issuer contained in this Convertible Note Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Issuer Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (unless they specifically speak as of an earlier date, in which case they shall be true and correct in all material respects (other than representations and warranties that are qualified as to Issuer Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date);

(ii)

the Issuer shall have performed, satisfied or complied in all material respects with all covenants and agreements required by this Convertible Note Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; provided, that this condition shall be deemed satisfied unless written notice of such non-compliance is provided by any Subscriber to the Issuer and the Issuer fails to cure such noncompliance in all material respects within five (5) Business Days of receipt of such notice;

(iii)

all representations and warranties of the Guarantors contained in this Convertible Note Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Guarantor Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (unless they specifically speak as of an earlier date, in which case they shall be true and correct in all material respects (other than representations and warranties that are qualified as to Guarantor Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date);

(iv)

each Guarantor shall have performed, satisfied or complied in all material respects with all covenants and agreements required by this Convertible Note Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; provided, that this condition shall be deemed satisfied unless written notice of such non-compliance is provided by any Subscriber to the Guarantors and the Guarantors fails to cure such noncompliance in all material respects within five (5) Business Days of receipt of such notice;

(v)

the Transaction Agreement (as it exists on the date of this Convertible Note Subscription Agreement) shall not have been amended in any manner, and no waivers of any terms or provisions of the Transaction Agreement (as it exists on the date of this Convertible Note Subscription Agreement) shall have been given, that has had or would reasonably be expected to have a material and adverse impact on the economic benefits the holders of the Convertible Notes and Subscriber Warrants would reasonably expect to receive under this Convertible Note Subscription Agreement;

(vi)

the amount of Closing Cash of Issuer shall equal or exceed $21,000,000.00 immediately following the Closing (for purposes of this Convertible Note Subscription Agreement, except as otherwise indicated, “Closing Cash” means an amount equal to the sum of (A) the Issuer’s cash on hand and cash in bank deposits (net of any cash on hand or in bank deposits held by the Issuer or the Target by or on behalf of Target’s customers), (B) the aggregate cash proceeds to be released to the Issuer from the Trust Account (as defined in the Transaction Agreement) in connection with the Transactions (after, for the avoidance of doubt, giving effect to any redemptions of Class A Shares (as defined below) by stockholders of the Issuer and after the release of any other funds at Closing, including legal, accounting, financial advisory, and other advisory, transaction or consulting fees and expenses actually paid by the Issuer and the Target at Closing) and (C) the Purchase Price paid in connection with this Convertible Note Subscription Agreement);

(vii)	there has not occurred any Material Adverse Effect (as defined in the Transaction Agreement) or Guarantor Material Adverse Effect after the date of this Convertible Note Subscription Agreement;

(viii)

such Subscriber shall have received an opinion of Kirkland & Ellis LLP, counsel to the Issuer, and an opinion of Latham & Watkins LLP, counsel to the guarantors of the Convertible Notes (the “Guarantors”), in each case, dated the Closing Date and addressed to such Subscriber, in form and substance reasonably satisfactory to the Lead Subscriber and its respective counsel, with respect to the following matters:

(A) the enforceability of the Convertible Notes against the Issuer, the enforceability of the guarantees of the Convertible Notes (the “Guarantees”) against the Guarantors and the enforceability of the Indenture and the Security Documents (as defined in the Indenture) against the Issuer and the Guarantors (to the extent a party thereto), subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought;

(B) the execution, delivery and performance by the Issuer and Guarantors of this Convertible Note Subscription Agreement, the Indenture, the Security Documents and the Convertible Notes (as applicable) will not breach or result in a default under any material agreement to which the Issuer is a party;

(C) the execution, delivery and performance of this Convertible Note Subscription Agreement, the Indenture, the Security Documents and the Convertible Notes and the issuance of the Convertible Notes and the Guarantees by the Issuer and the Guarantors (as applicable) in accordance with the terms of the Indenture will not violate (x) (i) the certificate of incorporation or certificate of formation (or equivalent charter document) or (ii) bylaws or operating agreement (or equivalent governing document), in each case, of the Issuer and the Guarantors and (y) New York law, federal law or the Delaware General Corporation Law (the “DGCL”) or regulation, or any order known to such counsel issued by any court or governmental authority acting pursuant to federal or New York statute or the DGCL;

(D) the absence of required consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any federal or New York State governmental agency or body in connection with the execution, delivery and performance by the Issuer and the Guarantors of this Convertible Note Subscription Agreement, the Indenture, the Security Documents and the issuance of the Convertible Notes by the Issuer in accordance with the terms of the Indenture and this Convertible Note Subscription Agreement;

(E) the Issuer and each of the Guarantors is not, and immediately after receipt of payment for the Convertible Notes and the Subscriber Warrants and giving effect to the Closing, will not be, an “investment company” within the meaning of, and subject to regulation under, the Investment Company Act of 1940, as amended;

(F) assuming compliance by the Subscribers with the provisions of this Convertible Note Subscription Agreement, (A) the exemption from registration of the offer and sale of the Convertible Notes under the Securities Act (as defined below), as contemplated by this Convertible Note Subscription Agreement, and (B) the exemption from qualification of the Indenture under the Trust Indenture Act of 1939, as amended;

(G) each of the Security Documents has been duly authorized, executed and delivered by the Issuer and each of the Guarantors party thereto and each of the Security Documents constitutes a valid and legally binding obligation of the Issuer and each of the Guarantors party thereto enforceable against the Issuer and each of the Guarantors party thereto in accordance with its terms;

(H) the Security Documents create under the Uniform Commercial Code as in effect in the State of New York (the “New York UCC”) a security interest in favor of the Collateral Agent for the ratable benefit of itself, the Trustee and the holders of the Convertible Notes in the Collateral (as defined below) of the Issuer and each Guarantor party thereto that is of a type in which a security interest may be created under Article 9 of the New York UCC;

(I) each financing statement for the Collateral is in appropriate form for filing in the applicable filing office. Upon the effective filing of each financing statement, the security interest in favor of the Collateral Agent for the ratable benefit of itself, the Trustee and the holders of the Convertible Notes will be perfected to the extent a security interest in such Collateral can be perfected under the applicable Uniform Commercial Code by the filing of a financing statement in that office; and

(J) the Collateral Agent will have a perfected security interest for the ratable benefit of itself, the Trustee and the holders of the Convertible Notes in the certificated securities upon delivery of the certificates representing such certificated securities to the Collateral Agent, endorsed in blank by an effective endorsement or accompanied by undated stock powers with respect thereto duly endorsed in blank by an effective endorsement.

(ix)

(A) the Target shall have caused to be delivered to such Subscriber evidence reasonably satisfactory to such Subscriber that all outstanding indebtedness under (a) that certain Amended and Restated Loan and Security Agreement, dated as of December 12, 2017, by and among Silicon Valley Bank, the Target and Native Brands Group LLC (as amended, restated, amended and restated, supplemented or otherwise modified on or prior to the date hereof, the “Existing SVB Credit Agreement”) and (b) that certain Amended and Restated Venture Loan and Security Agreement, dated as of December 2, 2021, by and among Horizon Technology Finance Corporation as a Lender and Collateral Agent, Powerscourt Investments XXV, LP as a Lender, Horizon Fund I, LLC as a Lender, Horizon Credit II LLC as a Lender, the Target, as Borrower Representative and Co-Borrower, and Native Brands Group LLC as a Co-Borrower (as amended, restated, amended and restated, supplemented or otherwise modified on or prior to the date hereof, the “Existing Horizon Credit Agreement” and, together with the Existing SVB Credit Agreement, the “Existing Credit Agreements”) (other than contingent obligations that survive the termination of the Existing Credit Agreements), shall have been paid in full, all commitments to extend credit under the Existing Credit Agreements shall have terminated, and all liens securing obligations under the Existing Credit Agreements shall have been released or will, substantially concurrently with the consummation of the Transactions on the Closing Date, be released and (B) immediately after giving effect to the Transactions and the other transactions contemplated hereby, the Issuer and the Guarantors shall have no outstanding indebtedness for borrowed money in an aggregate principal amount in excess of $5,000,000 other than the Convertible Notes;

(x)

on the Closing Date, the Issuer and the Guarantors shall have executed and delivered a perfection certificate dated as of the Closing Date (the “Perfection Certificate”) in form and substance reasonably satisfactory to the Collateral Agent. Except as otherwise provided for in the Security Documents, the Indenture or the other documents entered into in connection with the Transactions, on the Closing Date, the Collateral Agent shall have received the Security Documents and other certificates, agreements or instruments necessary to create a valid security interest in favor of the Collateral Agent, for its benefit and the benefit of the Trustee and the holders of the Convertible Notes, in all of the Collateral described in the Security Agreement substantially in form and substance reasonably satisfactory to the Collateral Agent, together with, subject to the requirements of the Security Documents, stock certificates and promissory notes required to be delivered pursuant to the Security Documents, in each case accompanied by instruments of transfer and stock powers undated and endorsed in blank, Uniform Commercial Code financing statements in appropriate form for filing, filings with the United States Patent and Trademark Office and United States Copyright Office in appropriate form for filing where applicable and each such document, instrument or filing shall, unless expressly not required by the Indenture, the Security Documents or applicable law, be executed by the Issuer and the applicable Guarantor, as applicable, and each such document shall be in full force and effect;

(xi)	such Closing Date shall not be on a date earlier than thirty (30) days following the date of this Agreement; and

(xii)

the aggregate amount of all fees and expenses incurred by the Issuer, the Company and their respective Subsidiaries in connection with the Transactions, together with the cash portion of the merger consideration in the Transactions, shall not exceed $40 million in the aggregate.

Section 3. Issuer and Guarantors Representations and Warranties.

(a) For purposes of this Section 3(a), the term “Issuer” shall refer to (x) the Issuer as of the date hereof and (y) to the extent representations and warranties are made as of or after the Closing Date, the combined company after giving effect to the Transactions. The Issuer represents and warrants to each Subscriber and the Placement Agents (as defined below), as of the date of this Convertible Note Subscription Agreement and as of the Closing Date, that:

(i)

The Issuer (i) is duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into, deliver and perform its obligations under this Convertible Note Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have an Issuer Material Adverse Effect. For purposes of this Convertible Note Subscription Agreement, an “Issuer Material Adverse Effect” means any event, change, development, occurrence, condition or effect (collectively, “Effect”) that, individually or in the aggregate with all other Effects, (1) is or would reasonably be expected to have a material adverse effect on the business, financial condition, stockholders’ equity or results of operations of the Issuer and its subsidiaries, taken as a whole (after giving effect to the transactions hereunder and under the Transaction Agreement), or (2) materially affects the validity of the Convertible Notes, the Subscriber Warrants, the Underlying Shares or the Underlying Warrant Shares, or the validity or priority and ranking of any lien on collateral securing the Convertible Notes, the legal authority of the Issuer to comply in all material respects with the terms of this Convertible Notes Subscription Agreement, the Indenture or the Warrant Agreement, as applicable, or prevents or materially delays or impairs the ability of the Issuer to timely perform its obligations under this Convertible Note Subscription Agreement or the Transaction Agreement, including the issuance and sale of the Convertible Notes and the Subscriber Warrants.

(ii)

As of the Closing Date, the shares of Issuer’s Class A common stock, par value $0.0001 per share (the “Class A Common Shares”), issuable upon conversion of the Convertible Notes (including any Class A Common Shares deliverable on the account of any make-whole premium or make-whole interest pursuant to the terms of the Convertible Notes, the “Underlying Shares”) and the Class A Common Shares issuable upon exercise of the Subscriber Warrants (the “Underlying Warrant Shares”) will be duly authorized and, when issued upon conversion of the Convertible Notes or exercise of the Subscriber Warrants, as applicable, will be validly issued, fully paid and non-assessable, free and clear of any liens or other restrictions (other than those arising under applicable securities laws) and will not have been issued in violation of any preemptive or similar rights created under the Issuer’s organizational documents (as adopted or amended on the Closing Date), by any contract to which the Issuer is a party or by which it is bound, or under the laws of its jurisdiction of incorporation.

(iii)

This Convertible Note Subscription Agreement and the Transaction Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer, and assuming the due authorization, execution and delivery of the same by the respective counterparties, the Transaction Documents constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(iv)

The Convertible Notes and the Indenture have been duly authorized by all necessary corporate action of the Issuer, and, on the Closing Date, the Indenture and the Convertible Notes will be duly authorized, executed and delivered by the Issuer and assuming the due authorization, execution and delivery of the same by the Guarantors, the Collateral Agent and the Trustee, the Indenture will constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When issued and sold against receipt of the consideration therefor, the Convertible Notes will be valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought, and will not have been issued in violation of any preemptive rights created under the Issuer’s organizational documents (as adopted or amended on the Closing Date), by any contract to which the Issuer is a party or by which it is bound, or under the laws of its jurisdiction of incorporation. The execution, delivery and performance of the Transaction Documents and the Indenture, the issuance and sale of the Convertible Notes and the compliance by the Issuer with all of the provisions of the Transaction Documents and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, in each case, that would reasonably be expected to have an Issuer Material Adverse Effect; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its respective properties that would reasonably be expected to have an Issuer Material Adverse Effect.

(v)

The Subscriber Warrants and the Warrant Agreement have been duly authorized by all necessary corporate action of the Issuer, and, on the Closing Date, the Warrant Agreement and the Subscriber Warrants will be duly authorized, executed and delivered by the Issuer and assuming the due authorization, execution and delivery of the same by the warrant agent, the Warrant Agreement will constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When issued and sold against receipt of the consideration therefor, the Subscriber Warrants will be valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought, and will not have been issued in violation of any preemptive rights created under the Issuer’s organizational documents (as adopted or amended on the Closing Date), by any contract to which the Issuer is a party or by which it is bound, or under the laws of its jurisdiction of incorporation. The execution, delivery and performance of the Warrant Agreement, the issuance and sale of the Subscriber Warrants and the compliance by the Issuer with all of the provisions of the Warrant Agreement and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, in each case, that would reasonably be expected to have an Issuer Material Adverse Effect; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its respective properties that would reasonably be expected to have an Issuer Material Adverse Effect.

(vi)

Assuming the accuracy of the representations and warranties of each Subscriber set forth in Section 4 of this Convertible Note Subscription Agreement, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq or the NYSE, as applicable) or other person in connection with the execution, delivery and performance of this Convertible Notes Subscription Agreement, the Indenture and the Warrant Agreement, the issuance and sale of the Convertible Notes and the Subscriber Warrants and the compliance by the Issuer with all of the provisions of this Convertible Note Subscription Agreement, the Indenture and the Warrant Agreement and the consummation of the transactions contemplated herein and therein, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement pursuant to Section 5 below and as contemplated by Section 7.4 of the Warrant Agreement, (iii) those required by the SEC or Nasdaq or the NYSE (as applicable), including with respect to obtaining stockholder approval, which shall be completed prior to the Closing,

(iv) those required to consummate the Transactions as provided under the Transaction Agreement, (v) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vi) any consent, waiver, authorization, order, notice, filing or registration the failure of which to make or obtain would not be reasonably likely to have an Issuer Material Adverse Effect.

(vii)

Assuming the accuracy of each Subscriber’s representations and warranties set forth in Section 4 of this Convertible Note Subscription Agreement, (i) no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Convertible Notes and Subscriber Warrants by the Issuer to each Subscriber and the issuance of the Underlying Shares and the Underlying Warrant Shares to each Subscriber, and the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws, (ii) it is not necessary to qualify the Indenture under the Trust Indenture Act of 1939, as amended (including the rules and regulations of the Commission promulgated thereunder) and (iii) the Convertible Notes and the Subscriber Warrants are eligible for resale under Rule 144A under the Securities Act.

(viii)

Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Convertible Notes.

(ix)

The Issuer has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Convertible Note Subscription Agreement for which any Subscriber could become liable. Except for Jefferies LLC and J. Wood Capital Advisors (acting as co-placement agents to the Issuer and, collectively the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of Convertible Notes or Subscriber Warrants to each Subscriber.

(x)

As of their respective dates, all forms, reports, statements, schedules, prospectuses, proxies, registration statements and other documents required to be filed by the Issuer with the SEC (such reports, the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the SEC Reports were prepared in accordance with generally accepted accounting principles in the United States, consistently applied, comply in all material respects with the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Issuer as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the absence of certain footnotes and other presentation items as is permissible under generally accepted accounting principles. Except as disclosed in the SEC Reports, the Issuer timely filed each report, statement, schedule, prospectus, and registration statement that the Issuer was required to file with the SEC since inception. A copy of each SEC Report is available to each Subscriber via the SEC’s EDGAR system. Other than in connection with the Transactions Registration Statement, there are no outstanding or unresolved comments in comment letters received by the Issuer from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Reports.

(xi)

As of the date hereof, the issued and outstanding Class A Common Shares of the Issuer are, and as of the Closing Date, the issued and outstanding Class A Common Shares of the Issuer will be, registered pursuant to Section 12(b) of the Exchange Act, and listed for trading on Nasdaq under the symbol “SWAG” (it being understood that the trading symbol will be changed in connection with the Transactions) or on the NYSE. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by Nasdaq or the SEC, respectively, to prohibit or terminate the listing of the Class A Common Shares on Nasdaq or to deregister such shares under the Exchange Act, excluding, for purposes of clarity, the customary ongoing review by Nasdaq of the Issuer’s continued listing application in connection with the Transactions. The Issuer has taken no action that is designed to terminate the registration of the Class A Common Shares under the Exchange Act or the listing of the Class A Common Shares on Nasdaq, and is in compliance in all material respects with the continued listing requirements of Nasdaq, except the Issuer may delist Class A Common Shares from Nasdaq in connection with submitting a listing application to the NYSE, in accordance with the NYSE rules, covering the shares of Class A Common Shares.

(xii)

Except for such matters as have not had or would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

(xiii)

The Issuer is in compliance with all applicable laws, except where such noncompliance would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect. The Issuer has not received any written communication from a governmental entity alleging that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such noncompliance, default or violation would not, individually or in the aggregate, reasonably be expected to have an Issuer Material Adverse Effect.

(xiv)

As of the date of this Convertible Note Subscription Agreement, the authorized capital stock of the Issuer consists of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Issuer Preferred Stock”) and (ii) 110,000,000 shares of common stock, including (1) 100,000,000 shares of Class A Common Shares, and (2) 10,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Shares”). As of the date of this Convertible Note Subscription Agreement, (i) no shares of Issuer Preferred Stock are issued and outstanding, (ii) 22,807,868 Class A Common Shares are issued and outstanding, (iii) 5,701,967 shares of Class B Common Shares are issued and outstanding and (iv) 11,403,934 redeemable warrants of the Issuer and 9,982,754 private placement warrants of the Issuer are outstanding. As of the date of this Convertible Note Subscription Agreement, all (i) issued and outstanding shares of Class A Common Shares and Class B Common Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding warrants of the Issuer have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Transaction Agreement and the other agreements and arrangements referred to in the Transaction Agreement, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Class A Common Shares, Class B Common Shares or other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Issuer has no subsidiaries (other than Merger Sub) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, as applicable, other than (A) as set forth in the SEC Reports and (B) as contemplated by the Transaction Agreement. There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Notes, the Subscriber Warrants, the Underlying Shares or the Underlying Warrant Shares that have not been or will not be validly waived on or prior to the Closing Date, including such provisions in the shares of Class B Common Shares pursuant to the terms of the Issuer’s organizational documents (as amended as of the Closing Date).

(xv)

The operations of the Issuer are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Issuer or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Issuer, threatened.

(xvi)

Neither the Issuer nor, to the knowledge of the Issuer, any director, officer, agent, employee or affiliate of the Issuer is an individual or entity (a “Person”) that is, or is owned or controlled by a Person that is, currently the subject or target of any trade, economic or financial sanctions laws, regulations, embargoes or restrictive measures (in each case, having the force of law) administered, enacted or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. Department of Commerce or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, the Cayman Islands or other relevant sanctions authority (collectively, “Sanctions”), nor is the Issuer located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Crimea, Russia and Syria (each, a “Sanctioned Country”). Since the Issuer’s inception, the Issuer has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(xvii)

Each of the Security Documents has been duly authorized by the Issuer, and, when executed and delivered by the Issuer, will constitute a legal and binding agreement of the Issuer in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Security Documents, when executed and delivered by the Issuer in connection with the sale of the Convertible Notes and assuming the due execution and delivery by the Guarantors in connection with the issuance of the Guarantees and the Collateral Agent, will create in favor of the Collateral Agent for the benefit of itself and the holders of the Convertible Notes, valid and enforceable security interests in and liens on substantially all of the tangible and intangible assets of the Issuer and the Guarantors, now owned or hereafter acquired by the Issuer or any Guarantor and all proceeds and products thereof, subject to certain exceptions as described in the Indenture and the Security Documents (the “Collateral”) and, upon the filing of appropriate Uniform Commercial Code financing statements in appropriate United States jurisdictions and the taking of the other actions, in each case as further described in the Security Documents, the security interests in and liens on the rights of the Issuer or the applicable Guarantor in such Collateral that can be perfected by such filings or actions will be perfected first priority security interests and liens, superior to and prior to the liens of all third persons other than Permitted Liens (as defined in the Indenture).

(b)    The Guarantors represent and warrant to each Subscriber and the Placement Agents, as of the date of this Convertible Note Subscription Agreement and as of the Closing Date, that:

(i)

Each Guarantor (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into, deliver and perform its obligations under this Convertible Note Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Guarantor Material Adverse Effect. For purposes of this Convertible Note Subscription Agreement, a “Guarantor Material Adverse Effect” means any Event that, individually or in the aggregate with all other Effects, (1) is or would reasonably be expected to have a material adverse effect on the business, financial condition, stockholders’ equity or results of operations of the such Guarantor and its subsidiaries, taken as a whole (after giving effect to the transactions hereunder and under the Transaction Agreement), or (2) materially affects the validity of the Convertible Notes or the Underlying Shares, or the validity or priority and ranking of any lien on collateral securing the Convertible Notes, the legal authority of the Issuer to comply in all material respects with the terms of this Convertible Notes Subscription Agreement or the Indenture, as applicable, or prevents or materially impairs the ability of such Guarantor to timely perform its obligations under this Convertible Note Subscription Agreement or the Transaction Agreement, including the issuance and sale of the Convertible Notes.

(ii)

The Convertible Notes, the Guarantees and the Indenture have been duly authorized by all necessary action of the Guarantors, and, on the Closing Date, the Indenture and the Convertible Notes will be duly authorized, executed and delivered by the Guarantors and assuming the due authorization, execution and delivery of the same by the Issuer, the Collateral Agent and the Trustee, the Indenture will constitute the valid and legally binding obligation of the Guarantors, enforceable against the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. When issued and sold against receipt of the consideration therefor, the Convertible Notes (including the associated Guarantees) will be valid and legally binding obligations of the Guarantors, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The execution, delivery and performance of the Transaction Documents and the Indenture, the issuance and sale of the Convertible Notes (including the associated Guarantees) and the compliance by the Guarantors with all of the provisions of the Transaction Documents and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any Guarantor pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which any Guarantor is a party or by which any Guarantor is bound or to which any of the property or assets of any Guarantor is subject (other than the Existing Credit Agreements), in each case, that would reasonably be expected to have a Guarantor Material Adverse Effect; (ii) the organizational documents of any Guarantor; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over any Guarantor or any of their respective properties that would reasonably be expected to have an Guarantor Material Adverse Effect.

(iii)

Assuming the accuracy of the representations and warranties of each Subscriber set forth in Section 4 of this Convertible Note Subscription Agreement, the Guarantors are not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including Nasdaq or the NYSE, as applicable) or other person in connection with the execution, delivery and performance of this Convertible Notes Subscription Agreement and the Indenture, the issuance and sale of the Convertible Notes and the compliance by the Guarantors with all of the provisions of this Convertible Note Subscription Agreement and the Indenture and the consummation of the transactions contemplated herein and therein, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement pursuant to Section 5 below, (iii) those required by the SEC or Nasdaq or the NYSE (as applicable), including with respect to obtaining stockholder approval, (iv) those required to consummate the Transactions as provided under the Transaction Agreement, (v) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vi) any consent, waiver, authorization, order, notice, filing or registration the failure of which to make or obtain would not be reasonably likely to have a Guarantor Material Adverse Effect.

(iv)

Each of the Security Documents has been duly authorized by the applicable Guarantor, as appropriate, and, when executed and delivered by the applicable Guarantor, as appropriate, will constitute a legal and binding agreement of the applicable Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. The Security Documents, when executed and delivered by the applicable Guarantor in connection with the sale of the Convertible Notes and assuming the due execution and delivery by the Issuer and the Collateral Agent, will create in favor of the Collateral Agent for the benefit of itself and the holders of the Convertible Notes, valid and enforceable security interests in and liens on substantially all of the tangible and intangible assets of the Guarantors, now owned or hereafter acquired by any Guarantor and all proceeds and products thereof, subject to certain exceptions as described in the Indenture and the Security Documents (the “Collateral”) and, upon the filing of appropriate Uniform Commercial Code financing statements in appropriate United States jurisdictions and the taking of the other actions, in each case as further described in the Security Documents, the security interests in and liens on the rights of the applicable Guarantor in such Collateral that can be perfected by such filings or actions will be perfected first priority security interests and liens, superior to and prior to the liens of all third persons other than Permitted Liens (as defined in the Indenture).

Section 4. Subscriber Representations and Warranties. Each Subscriber severally and not jointly represents and warrants to the Issuer, the Guarantors and the Placement Agents that:

(a) Such Subscriber (i) if not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Convertible Note Subscription Agreement.

(b) This Convertible Note Subscription Agreement has been duly authorized (if Subscriber is not a natural person), executed and delivered by such Subscriber, and assuming the due authorization, execution and delivery of the same by the Issuer and each Guarantor, this Convertible Note Subscription Agreement constitutes the valid and legally binding obligation of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

(c) The execution and delivery of this Convertible Note Subscription Agreement, the purchase of the Convertible Notes and the Subscriber Warrants and the compliance by such Subscriber with all of the provisions of this Convertible Note Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such Subscriber is a party or by which such Subscriber is bound or to which any of the property or assets of such Subscriber is subject; (ii) if Subscriber is not a natural person, the organizational documents of such Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Convertible Note Subscription Agreement, a “Subscriber Material Adverse Effect” means any Effect that, individually or in the aggregate with all other Effects, is or would reasonably be expected to have a material and adverse effect on such Subscriber’s ability to consummate the transactions contemplated hereby, including the purchase of the Convertible Notes and the Subscriber Warrants.

(d) Such Subscriber (i) is (x) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (y) if such Subscriber is a natural person, an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), (ii) is acquiring the Convertible Notes and the Subscriber Warrants only for its own account and not for the account of others, or if such Subscriber is subscribing for the Convertible Notes and the Subscriber Warrants as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer and such Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Convertible Notes and the Subscriber Warrants with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares.

(e) Such Subscriber understands that the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares have not been registered under the Securities Act. Such Subscriber understands that the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares may not be offered, resold, transferred, pledged or otherwise disposed of by such Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, or (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of cases (i) and (ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and as a result of these transfer restrictions, such Subscriber may not be able to readily resell the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares and may be required to bear the financial risk of an investment in the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares for an indefinite period of time. Such Subscriber acknowledges and agrees that (i) the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least one year from the filing of “Form 10 information” with the Commission after the Closing Date and (ii) additional conditions to any such transaction may apply under Rule 144 and other applicable securities laws to the extent that such Subscriber is at such time, or has been at any time in the immediately preceding three months, an “affiliate” of the Issuer within the meaning of Rule 144. Such Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares.

(f) Such Subscriber understands and agrees that such Subscriber is purchasing the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares directly from the Issuer. Such Subscriber further acknowledges that there have not been, and such Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to such Subscriber by the Issuer, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer expressly set forth in this Convertible Note Subscription Agreement, and such Subscriber hereby represents and warrants that it is relying exclusively on such Subscriber’s own sources of information, investment analysis and due diligence (including professional advice such Subscriber deems appropriate) with respect to this offering of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares, and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer and the Target, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Such Subscriber acknowledges that certain information provided to such Subscriber was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Each Subscriber acknowledges that it has been informed that no disclosure or offering document has been prepared by the Placement Agents or any of their affiliates in connection with the offer and sale of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares. In connection with the issuance and sale of the Convertible Notes and the Subscriber Warrants, neither Placement Agent has acted as a financial advisor or fiduciary to any Subscriber. Neither the Placement Agents nor any of their directors, officers, employees, representatives or controlling persons have made any independent investigation with respect to the Issuer, the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares or the completeness or accuracy of any information provided to such Subscriber. Such Subscriber agrees that neither the Placement Agents, nor any of their affiliates or any of their or their affiliates’ control persons, officers, directors or employees, shall be liable to such Subscriber pursuant to this Convertible Note Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares.

(g) Such Subscriber (i) [Reserved], (ii) is a sophisticated investor, experienced in investing in equity transactions that are not registered under the Securities Act, and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares.

(h) Such Subscriber is aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act and is acquiring the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares for its own account or for an account over which such Subscriber exercises sole discretion for another qualified institutional buyer. In making its decision to purchase the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares, such Subscriber has relied solely upon independent investigation made by such Subscriber, the Issuer’s representations and warranties in Section 3(a) and the Guarantors’ representations and warranties in Section 3(b) and has not relied on any statements or information provided by the Placement Agent(s). Such Subscriber acknowledges and agrees that such Subscriber has received such information as such Subscriber deems necessary in order to make an investment decision with respect to the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares, including with respect to the Issuer, the Guarantors and the Transactions. Such Subscriber represents and agrees that such Subscriber and such Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as such Subscriber and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares. Such Subscriber acknowledges and agrees that neither the Placement Agents nor any affiliate of the Placement Agents have had any contact with the Subscriber or otherwise provided such Subscriber with any information or advice with respect to the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares nor is such information or advice necessary or desired. Neither the Placement Agents nor any of their affiliates have made or make any representation as to the Issuer or the quality or value of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares and the Placement Agents and any of their affiliates may have acquired nonpublic information with respect to the Issuer which such Subscriber agrees need not be provided to it.

(i) Such Subscriber is able to fend for itself in the transactions contemplated herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our prospective investment in the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(j) Such Subscriber became aware of this offering of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares solely by means of direct contact between such Subscriber and the Issuer or their respective representatives or affiliates, and the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares were offered to such Subscriber solely by direct contact between such Subscriber and the Issuer or their respective representatives or affiliates. Such Subscriber did not become aware of this offering, nor were the Convertible Notes, the Subscriber Warrants, the Underlying Shares or the Underlying Warrant Shares offered to such Subscriber, by any other means. Such Subscriber acknowledges that the Issuer represents and warrants that the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(k) Such Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares. Such Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares, and such Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as such Subscriber has considered necessary to make an informed investment decision. Such Subscriber acknowledges and agrees that neither the Issuer nor any of its affiliates has provided any tax advice to such Subscriber or made any representations or warranties or guarantees to such Subscriber regarding the tax treatment of its investment in the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares.

(l) Such Subscriber has analyzed and considered the risks of an investment in the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares and determined that the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares are a suitable investment for such Subscriber and that such Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of such Subscriber’s investment in the Issuer. Such Subscriber acknowledges specifically that a possibility of total loss exists.

(m) Such Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares or made any findings or determination as to the fairness of this investment.

(n) Such Subscriber is not, and is not owned or controlled by or acting on behalf of (in connection with the Transactions), a Sanctioned Person. Such Subscriber is not a non-U.S. shell bank or providing banking services to a non-U.S. shell bank. Such Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Such Subscriber also represents that it maintains, to the extent required, either directly or through the use of a third-party administrator, policies and procedures reasonably designed for the screening of any investors against Sanctions-related lists of blocked or restricted persons and to ensure that the funds held by such Subscriber and used to purchase the Convertible Notes and the Subscriber Warrants are derived from lawful activities. For purposes of this Convertible Note Subscription Agreement, “Sanctioned Person” means at any time any person or entity: (i) listed on any Sanctions-related list of designated or blocked or restricted persons; (ii) that is a national of, the government of, or any agency or instrumentality of the government of, or resident in, or organized under the laws of, a country or territory that is the target of comprehensive Sanctions from time to time (as of the date of this Convertible Note Subscription Agreement, Cuba, Iran, North Korea, Syria, Russia, and the Crimea region); or (iii) owned or controlled by or acting on behalf of any of the foregoing.

(o) Such Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(p) If such Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, such Subscriber represents and warrants that (i) it has not relied on the Issuer or any of its affiliates (the “Transactions Parties”) as the Plan’s fiduciary or for advice, with respect to its decision to acquire and hold the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares, and none of the Transactions Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares and (ii) none of the acquisition, holding and/or transfer or disposition of the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares will result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or any similar law or regulation.

(q) Such Subscriber will have sufficient immediately available funds to pay the Purchase Price for the Convertible Notes and Subscriber Warrants to be purchased by such Subscriber pursuant to Section 2.

Section 5. Registration of Registrable Securities.

(a) The Issuer agrees that the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (as defined below) (the “Registration Statement”) no later than fifteen (15) Business Days after the Closing Date (the “Filing Date”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the sixtieth (60th) calendar day after the filing thereof (or, in the event the Commission notifies the Issuer that it will “review” the Registration Statement, the ninetieth (90th) calendar day following the filing thereof) and (ii) the tenth (10th) Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review ((i) and (ii) collectively, the “Effectiveness Deadline”); provided, that if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business. The Issuer will provide a draft of the Registration Statement to each Subscriber for review at least three (3) Business Days in advance of filing the Registration Statement provided, that for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review of a draft of the Registration Statement that was provided to such Subscriber at least three (3) Business Days in advance of filing the Registration Statement. In no event shall any Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that a Subscriber be identified as a statutory underwriter in the Registration Statement, such Subscriber will have the opportunity to withdraw from the Registration Statement upon its written request to the Issuer. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Issuer shall amend the Registration Statement or file a new Registration Statement to register such Registrable Securities not included in the Registration Statement and cause such amendment or Registration Statement to become effective as promptly as practicable. The Issuer agrees that, except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, at its expense, the Issuer will use its commercially reasonable efforts to cause such Registration

Statement to remain continuously effective with respect to each Subscriber and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available for the resale of the Registrable Securities and ensure that the applicable Registration Statement or any subsequent shelf registration statement is free of any material misstatements or omissions until the earliest of (i) the date 90 calendar days after the Maturity Date (as defined in the Indenture) of the Convertible Notes (subject to extension for any suspension of the effectiveness or use of the Registration Statement pursuant to Section 5(b) during the 90 calendar days immediately following the Maturity Date of the Convertible Notes), (ii) the date on which all of the Registrable Securities shall have been sold, or (iii) the first date on which each Subscriber can sell all of its Registrable Securities under Rule 144 without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144(c)(1) or Rule 144(i)(2), if applicable (such period, the “Registration Period”). Subject to receipt from the applicable Subscriber by the Issuer, the Issuer’s outside legal counsel and the Issuer’s transfer agent of customary representations and other documentation reasonably acceptable to the Issuer and its outside legal counsel in connection therewith, a Subscriber may request that the Issuer remove any legend from the book entry position evidencing its Registrable Securities and the Issuer will, if required by the Issuer’s transfer agent, use its commercially reasonable efforts to cause an opinion of the Issuer’s counsel be provided, in a form and substance reasonably acceptable to the Issuer’s transfer agent, to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, following the earliest of such time as the Registrable Securities (1) are subject to or have been or may be sold or transferred pursuant to an effective registration statement, (2) have been or may be sold pursuant to Rule 144, or (3) are eligible for resale under Rule 144(b)(1) or any successor provision without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144 (including Rule 144(c)(1) and Rule 144(i)(2), if applicable) and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Registrable Securities, or another exemption from registration. If restrictive legends are no longer required for the Registrable Securities pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this Section 5 and within five (5) trading days of any request therefor from a Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Issuer’s transfer agent irrevocable instructions to make a new, unlegended entry in book-entry form or by electronic delivery through The Depository Trust Company for such Registrable Securities. The Issuer shall be responsible for the fees of its transfer agent, its legal counsel and all DTC fees associated with such issuance. From and after such time as the benefits of Rule 144 or any other similar rule or regulation of the Commission that may allow a Subscriber to sell securities of the Issuer to the public without registration are available to holders of the Class A Common Shares for so long as such Subscriber holds Registrable Securities, the Issuer shall, at its expense, make and keep public information available, as those terms are understood and defined in Rule 144, and use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable such Subscriber to sell the Registrable Securities under Rule 144 for so long as such Subscriber holds any Convertible Notes. “Registrable Securities” shall (x) mean the Underlying Shares and the

Underlying Warrant Shares and (y) be deemed to include, as of any date of determination, any equity security issued or issuable with respect to the Underlying Shares or Underlying Warrant Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event. The Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon a Subscriber furnishing in writing to the Issuer such information regarding such Subscriber, the securities of the Issuer held by such Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Issuer to effect the registration of the Registrable Securities, and such Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted in Section 5(b); provided, however, that such Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Convertible Note Subscription Agreement, the Issuer shall, upon reasonable request, inform each Subscriber as to the status of such registration, qualification, exemption or compliance. No Subscriber shall be entitled to use the Registration Statement for an underwritten offering of the Registrable Securities.

(b) Notwithstanding anything to the contrary contained herein, the Issuer may delay or postpone filing of such Registration Statement, and from time to time require each Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if it determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or such event the Issuer’s board of directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements, or if the Commission issues any stop order suspending the effectiveness of any Registration Statement or indicates the intention to initiate any proceedings for such purpose (each such circumstance, a “Suspension Event”); provided, that, (x) the Issuer shall not so delay filing or so suspend the use or effectiveness of the Registration Statement for a period (each such period, a “Deferral Period”) of more than (i) sixty (60) consecutive calendar days or (ii) more than ninety (90) total calendar days, or more than three (3) Deferral Periods, in each case of this clause (ii), in any three hundred sixty (360) day period and (y) the Issuer shall use commercially reasonable efforts to make the Registration Statement available for the sale by each Subscriber of such securities as soon as practicable thereafter; provided that clause (i) of the definition of “Registration Period” shall be extended by the duration of any such Deferral Period.

(c) Upon receipt of any written notice from the Issuer (which notice shall not contain any material nonpublic information regarding the Issuer) of the occurrence of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (which, for the avoidance of doubt, shall not include sales conducted pursuant to Rule 144) until such Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by the Issuer, each Subscriber will deliver to the Issuer, or in such Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in such Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (x) to the extent such Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up.

(d) The Issuer shall advise each Subscriber as expeditiously as reasonably possible:

(i)

when a Registration Statement or any amendment thereto has been filed with the Commission and when any of the foregoing shall have been declared effective by the Commission, and any request by the Commission for an amendment or supplement thereto or to any prospectus included therein;

(ii)	of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(iii)

of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iv)

subject to the provisions in this Convertible Note Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising each Subscriber of such events, provide such Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to such Subscriber of the occurrence of the events listed in (i) through (iv) above may constitute material, nonpublic information regarding the Issuer.

(e) The Issuer shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable.

(f) Except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement as contemplated by this Convertible Note Subscription Agreement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to holders of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) The Issuer shall use its commercially reasonable efforts to cause all Registrable Securities (when issued) to be listed on each securities exchange or market, if any, on which the Class A Common Shares have been listed.

(h) The Issuer shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities as contemplated in this Section 5.

(i) Each Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that such Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that such Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from a Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to such Subscriber and such Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to such Subscriber’s intended use of an effective Registration Statement, such Subscriber will notify the Issuer in writing at least two (2) Business Days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5(i)) and the related Deferral Period remains in effect, the Issuer will so notify such Subscriber, within one (1) Business Day of such Subscriber’s notification to the Issuer, by delivering to such Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide such Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain any material, nonpublic information or subject such Subscriber to any duty of confidentiality).

(j) From and after the effective date of the Registration Statement, the Issuer shall use its commercially reasonable efforts, as promptly as is practicable after receiving a request from a Subscriber, and in any event within ninety (90) calendar days after such date, if required by applicable law, to file with the Commission a post-effective amendment to the Registration Statement or to prepare and, if permitted or required by applicable law, to file a supplement to the prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that such Subscriber is named as a selling securityholder in the Registration Statement and the related prospectus, and so that such Subscriber is permitted to deliver such prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Issuer shall file a post-effective amendment to the Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as soon as is reasonably practicable; provided that (i) the Issuer shall not be required to file more than one supplement or post-effective amendment in any 90-day period in accordance with this Section 5(j)), (ii) the Issuer shall only be required to file a supplement or post-effective amendment pursuant to this Section 5(j) for any Subscriber who provides such information as is requested by the Issuer from such Subscriber pursuant to Section 5(a), and (iii) if any such request from a Subscriber is received during a Deferral Period, the Issuer shall so inform such Subscriber and shall only be required to take the actions required by this Section 5(j) upon expiration of the Deferral Period.

(k) If any of the following events (any such event a “Registration Default”) shall occur, then additional interest (the “Additional Interest”) shall become payable by the Issuer pursuant to the Indenture to holders of the Convertible Notes as follows:

(i)

if a Registration Statement registering the resale of the Underlying Shares has not been filed with the Commission prior to the Filing Deadline, then Additional Interest shall accrue on the aggregate outstanding principal amount of the Convertible Notes at a rate of 0.25% per annum for the first ninety (90) days commencing on the first Business Day following the Filing Deadline and 0.50% per annum thereafter;

(ii)

if a Registration Statement registering the resale of the Underlying Shares has not been declared effective on or prior to the Effectiveness Deadline, then Additional Interest shall accrue on the aggregate outstanding principal amount of the Convertible Notes at a rate of 0.25% per annum for the first ninety (90) days commencing on the first Business Day following Effectiveness Deadline and 0.50% per annum thereafter;

(iii)

if a Registration Statement registering the resale of the Underlying Shares has been declared or becomes effective but ceases to be effective or ceases to be usable for the offer and sale of the Underlying Shares (other than in connection with (A) a Deferral Period or (B) as a result of a requirement to file a new Registration Statement, a post-effective amendment or supplement to the prospectus contained in such Registration Statement to make changes to the information regarding selling securityholders or the plan of distribution provided for therein) at any time during the Registration Period and the Issuer does not cure the lapse of effectiveness or usability within ten (10) Business Days (or, if a Deferral Period is then in effect, within ten (10) Business Days following the expiration of such Deferral Period), then Additional Interest shall accrue on the aggregate outstanding principal amount of the Convertible Notes at a rate of 0.25% per annum for the first ninety (90) days commencing on the first Business Day following such tenth (10th) Business Day and 0.50% per annum thereafter;

(iv)

if the Issuer, through its omission, fails to name a holder as a selling securityholder any Subscriber that had complied timely with its obligations hereunder in a manner to entitle such Subscriber to be so named in (i) the Registration Statement registering the resale of the Underlying Shares at the time it first became effective or (ii) any prospectus contained in such Registration Statement at the later of time of filing thereof or the time such Registration Statement of which the prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Convertible Notes held by such Subscriber, at a rate of 0.25% per annum for the first ninety (90) days beginning on the first Business Day following the effective date of such Registration Statement or the filing of the prospectus contained in such Registration Statement, as applicable, and 0.50% per annum thereafter; and

(v)

if the aggregate duration of Deferral Periods in respect of any resale of the Underlying Shares in any period exceeds the number of days permitted in respect of such period pursuant to Section 5(b), then commencing on the day after the aggregate duration of such Deferral Periods in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the aggregate outstanding principal amount of the Convertible Notes at a rate of 0.25% per annum for the first ninety (90) days beginning on, and including, such date, and 0.50% per annum thereafter;

provided, however, that Additional Interest shall cease to accrue (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Interest) (1) upon the filing and effectiveness (whether upon such filing or otherwise) of the Registration Statement (in the case of Section 5(k)(i) and Section 5(k)(ii)), (2) upon such time as the Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of Section 5(k)(iii)), (3) upon the time such holder is permitted to sell its Registrable Securities pursuant to any Registration Statement and prospectus contained therein in accordance with applicable law (in the case of Section 5(k)(iv)), (4) upon the termination of the Deferral Period referred to in Section 5(k)(v) or (5), in any case, notwithstanding the preceding clauses (1) through (4), upon the conclusion of the Registration Period (it being acknowledged and agreed that, as used in this proviso, the term “Registration Period” shall be defined as if references to “Registrable Securities” in the definition thereof are substituted with “Underlying Shares”).

Any amounts of Additional Interest due pursuant to this Section 5(k) will be payable in cash on the next succeeding interest payment date to the Subscriber(s) entitled to receive such Additional Interest in the same manner and to the extent set forth, in the Indenture; provided that (x) any accrued and unpaid Additional Interest with respect to any Convertible Notes or portion thereof submitted for conversion shall be paid in the manner and to the extent provided for the payment of interest in Section 5.02 and Section 5.03 of the Indenture and (y) that any accrued and unpaid Additional Interest with respect to any Convertible Notes or portion thereof submitted for repurchase on a Fundamental Change Repurchase Date (as defined in the Indenture), and not withdrawn in compliance with Section 4.02 of the Indenture, shall be paid in the manner provided for the payment of interest in Section 4.02 of the Indenture. If any Convertible Note ceases to be outstanding during any period for which Additional Interest is accruing, the Issuer will prorate the Additional Interest payable with respect to such Convertible Note. The Additional Interest rate on the Notes shall not exceed in the aggregate 0.50% per annum in the aggregate and shall not be payable under more than one clause of this Section 5(k) for any given period of time, except that if Additional Interest would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate will be the higher rate of 0.50% per annum. In no event will the Additional Interest payable under this Convertible Note Subscription Agreement, together with any Special Interest payable under the Indenture, accrue on any date on a Convertible Note at a combined rate per annum that exceeds 0.50%. Notwithstanding anything to the contrary in this Convertible Note Subscription Agreement, in no event will Additional Interest accrue on the Underlying Shares issued upon conversion of Convertible Notes.

(l) The rights provided in this Section 5 shall survive the transfer of the Registrable Securities by each Subscriber. For purposes of this Section 5 and Section 8, the term “Registration Statement” shall include any additional or replacement registration statement filed at any time covering part or all of the Registrable Securities.

Section 6. Termination. This Convertible Note Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Transaction Agreement is validly terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of all parties hereto to terminate this Convertible Note Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Convertible Note Subscription Agreement are not satisfied on or prior to the Closing Date, or become incapable of being satisfied on or prior to the Closing Date, and, as a result thereof, the transactions contemplated by this Convertible Note Subscription Agreement are not consummated at the Closing, or (d) written notice of such termination from any party to any other party anytime on or after September 30, 2022, if the Closing has not occurred by such date and the terminating party’s breach was not the primary reason the Closing failed to occur by such date (the termination events described in clauses (a)–(d) above, collectively, the “Termination Events”); provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination or common law intentional fraud in the making of any representation or warranty hereunder, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach or fraud. The Issuer shall notify each Subscriber of the termination of the Transaction Agreement promptly after the termination thereof. Upon the occurrence of any Termination Event, except as set forth in the proviso to the first sentence, this Convertible Note Subscription Agreement shall be void and of no further effect and the Purchase Price paid by each Subscriber to the Issuer in connection herewith shall promptly (and in any event within three (3) Business Days following the Termination Event) be returned to such Subscriber.

Section 7. Trust Account Waiver. Notwithstanding anything else in this Convertible Note Subscription Agreement, each Subscriber acknowledges that it has read the prospectus dated July 28, 2021 (the “Prospectus”) and understands that the Issuer has established an account for the benefit of its public stockholders (the “Trust Account”) and that the Issuer may disburse monies from the Trust Account only (a) to the Issuer in limited amounts from time to time in order to permit the Issuer to pay its operating expenses, (b) if the Issuer completes the transactions which constitute a business combination, then to those persons and in such amounts as described in the Prospectus, and (c) if the Issuer fails to complete a business combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement, to the Issuer in limited amounts to permit the Issuer to pay the costs and expenses of its liquidation and dissolution, and then to the Issuer’s public stockholders. Each Subscriber acknowledges that, if the transactions contemplated by the Transaction Agreement (or, upon termination of the Transaction Agreement, another business combination) are not consummated by February 2, 2023, the Issuer will be obligated to return to its stockholders the amounts being held in the Trust Account, unless such date is otherwise extended. Upon the Closing, the Issuer shall cause the Trust Account to be disbursed to the Issuer and as otherwise contemplated by the Transaction Agreement. Accordingly, each Subscriber, for itself and its respective subsidiaries, affiliated entities, directors, officers, employees, stockholders, representatives, advisors and all other associates and affiliates, hereby waive all rights, title, interest or claim of any kind to collect from the Trust Account any monies that may be owed to them by the Issuer for any reason whatsoever, including for a breach of this Convertible Note Subscription Agreement by the Issuer or any negotiations, agreements or understandings with the Issuer (whether in the past, present or future), and will not seek recourse against the Trust Account at any time for any reason whatsoever, in each case except as expressly contemplated by this Convertible Note Subscription Agreement. This paragraph will survive the termination of this Convertible Note Subscription Agreement for any reason.

Section 8. Indemnity.

(a) The Issuer shall, notwithstanding any termination of this Convertible Note Subscription Agreement, indemnify, defend and hold harmless, to the fullest extent permitted by law, each Subscriber, their respective directors, officers, partners, managers, members, employees, advisors and agents, and each person who controls a Subscriber (within the meaning of the Securities Act or the Exchange Act) and each affiliate of a Subscriber (within the meaning of Rule 405 under the Securities Act) from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any reasonable external attorneys’ fees and expenses as reasonably incurred (including, without limitation, in connection with defending or investigating any such action or claim)) (collectively, “Losses”) that arise out of, relate to or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any form of prospectus included in any Registration Statement or in any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under Section 5, except to the extent and only to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding a Subscriber furnished in writing to the Issuer by or on behalf of such Subscriber expressly for use therein. The Issuer shall notify each Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 8 of which the Issuer is aware.

(b) Each Subscriber agrees, severally and not jointly, to indemnify and hold harmless the Issuer, its directors, officers, employees and agents, and each person who controls the Issuer (within the meaning of the Securities Act or the Exchange Act) and each affiliate of the Issuer against any Losses caused by any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information regarding a Subscriber so furnished in writing by or on behalf of such Subscriber expressly for use therein. In no event shall the liability of a Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of Registrable Securities giving rise to such indemnification obligation.

(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgement a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (not to be unreasonably withheld, conditioned or delayed). An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and any settlement pursuant hereto shall not include a statement or admission of fault or culpability on the part of such indemnified party and shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Convertible Note Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Convertible Notes purchased pursuant to this Convertible Note Subscription Agreement and the corresponding Registrable Securities.

(e) If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, subject to Section 7, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8 from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 8(e) by any seller of Registrable Securities shall be limited in amount to the dollar amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to the Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Convertible Note Subscription Agreement.

(f) For purposes of this Section 8, any person to whom Registrable Securities have been transferred shall constitute a “Subscriber.”

Section 9. Miscellaneous.

(a) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, on the date of transmission to such recipient (with no mail undeliverable or other rejection notice), (iii) one (1) Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address or electronic mail address, as applicable, specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b) Each Subscriber acknowledges that the Issuer and the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of such Subscriber contained Section 4 of this Convertible Note Subscription Agreement. Prior to the Closing, each Subscriber agrees to promptly notify the Issuer and the Placement Agents if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of such Subscriber set forth herein are no longer accurate in all material respects. Each Subscriber acknowledges and agrees that each purchase by such Subscriber of Convertible Notes and Subscriber Warrants from the Issuer will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by such Subscriber as of the time of such purchase. The Issuer and the Guarantors acknowledge that each Subscriber will rely on the acknowledgments, understandings, agreements, representations and warranties contained in Section 3 of this Convertible Note Subscription Agreement. Prior to the Closing, the Issuer and the Guarantors agree to promptly notify each Subscriber if they become aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Issuer or the Guarantors set forth herein are no longer accurate in all material respects.

(c) Each of the Issuer, the Placement Agents and each Subscriber is irrevocably authorized to produce this Convertible Note Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(d) Each Subscriber shall pay all of its own expenses in connection with this Convertible Note Subscription Agreement and the transactions contemplated herein, including expenses of its counsel.

(e) Neither this Convertible Note Subscription Agreement nor any rights that may accrue to any Subscriber hereunder (other than the Convertible Notes and the Subscriber Warrants acquired hereunder and the corresponding Underlying Shares and Underlying Warrant Shares and such Subscriber’s rights under Section 5 and Section 8 hereof in connection with any transfer of the Registrable Securities) may be transferred or assigned. Notwithstanding the foregoing, in connection with any transfer of the Registrable Securities, such Subscriber’s rights under Section 5 and Section 8 hereof with respect to the transferred Registrable Securities, as applicable, shall automatically be assigned to the transferee of such Registrable Securities. Neither this Convertible Note Subscription Agreement nor any rights that may accrue to the Issuer hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, the Issuer may transfer its rights under this Convertible Note Subscription Agreement solely in connection with the consummation of the Transactions and exclusively to another entity under the control of, or under common control with, the Issuer). Notwithstanding the foregoing, without the consent of the Issuer or any other Person, a Subscriber may assign any or all its rights and obligations under this Convertible Note Subscription Agreement to one or more of its affiliates (including investment funds or accounts managed or advised by any of them) or, with the Issuer’s prior written consent, to another person, provided that (i) such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by such Subscriber, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of such Subscriber provided for herein to the extent of such assignment and (ii) no such assignment shall relieve any Subscriber of its obligations hereunder if any such assignee fails to perform such obligations unless expressly agreed to in writing by the Issuer.

(f) All the agreements, representations and warranties made by each party hereto in this Convertible Note Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

(g) The Issuer may request from any Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of such Subscriber to acquire the Convertible Notes and to register the Underlying Shares for resale, and each Subscriber shall provide such information as may be reasonably requested; provided that the Issuer agrees to keep any such information provided by a Subscriber confidential unless otherwise required by law, subpoena or regulatory request or requirement. Each Subscriber acknowledges that subject to the conditions set forth in Section 9(s), the Issuer may file a copy of this Convertible Note Subscription Agreement with the Commission as an exhibit to a periodic report of the Issuer or a registration statement of the Issuer.

(h) This Convertible Note Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by the Target and each of the parties hereto.

(i) This Convertible Note Subscription Agreement, including the form of indenture and warrant agreement attached hereto, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(j) Except as otherwise provided herein (including the next sentence hereof), this Convertible Note Subscription Agreement is intended for the benefit of the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 5, Section 8, Section 9(b), Section 9(c), Section 9(e), Section 9(h), and this Section 9(j), this Convertible Note Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Convertible Note Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

(k) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Convertible Note Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Convertible Note Subscription Agreement and to enforce specifically the terms and provisions of this Convertible Note Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Issuer shall be entitled to seek specific performance of each Subscriber’s obligations to fund the Purchase Price to be paid by such Subscriber and the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 9(k) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(l) If any provision of this Convertible Note Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Convertible Note Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(m) No failure or delay by a party hereto in exercising any right, power or remedy under this Convertible Note Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Convertible Note Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Convertible Note Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(n) This Convertible Note Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(o) This Convertible Note Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(p) EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS CONVERTIBLE NOTE SUBSCRIPTION AGREEMENT.

(q) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Convertible Note Subscription Agreement must be brought exclusively in the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, in each case located in the Borough of Manhattan (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Convertible Note Subscription Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(a) of this Convertible Note Subscription Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(r) This Convertible Note Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Convertible Note Subscription Agreement, or the negotiation, execution or performance of this Convertible Note Subscription Agreement, may only be brought against the entities that are expressly named as parties or third party beneficiaries hereto and then only with respect to the specific obligations set forth herein with respect to such party or third party beneficiary. Except as explicitly set forth for the parties hereto in this Convertible Note Subscription Agreement, no past, present or future director, officer, employee, incorporator, manager, member, partner, stockholder, affiliate, agent, attorney or other representative of any party hereto or of any affiliate of any party hereto, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any party hereto under this Convertible Note Subscription Agreement or for any claim, action, suit or other legal proceeding based on, in respect of or by reason of the transactions contemplated hereby. Each of the Issuer and each Subscriber further acknowledges and agrees that the Placement Agents are third party beneficiaries of the representations and warranties of the Issuer and such Subscriber set forth in Section 3 and Section 4, respectively, in this Convertible Note Subscription Agreement.

(s) The Issuer shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Convertible Note Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and any other material, nonpublic information regarding the Transactions, the Issuer or the Target provided to any Subscriber on or prior to the date hereof. Upon the issuance of the Disclosure Document, to the Issuer’s knowledge, no Subscriber shall be in possession of any material, nonpublic information regarding the Issuer received from the Issuer or any of its officers, directors, or employees or agents, and no Subscriber shall be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the Issuer, the Placement Agents or any of their respective affiliates in connection with the Transactions; provided, that the foregoing shall not apply to the extent that a Subscriber or any of its affiliates is an investor in Target as of the date hereof. Notwithstanding anything in this Convertible Note Subscription Agreement to the contrary, the Issuer (i) shall not publicly disclose the name of any Subscriber or any of its affiliates or advisers, or include the name of any Subscriber or any of its affiliates or advisers in any press release, investor presentations or marketing materials, without the prior written consent of such Subscriber and (ii) shall not publicly disclose the name of any Subscriber or any of its affiliates or advisers, or include the name of any Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of such Subscriber, except as required by the federal securities law, regulatory agency or under the regulations of Nasdaq or the NYSE, as applicable, in which case the Issuer shall, to the extent permissible, provide such Subscriber with prior written notice of such disclosure permitted hereunder. Each Subscriber will promptly provide any information reasonably requested by the Issuer or any of its affiliates for any required regulatory application or required filing to be made or required approval sought in connection with the Transactions (including filings with the Commission). Each Subscriber may disclose the name of the Issuer, Target and/or any other parties associated with the Subscription or the Transactions and the terms of this Convertible Note Subscription Agreement, as required by federal securities laws and regulations, any regulatory agency or under the regulations of Nasdaq or the NYSE, as applicable, or otherwise to the extent consistent with such Subscriber’s public filings and disclosures regarding similar transactions.

(t) The obligations of each Subscriber under this Convertible Note Subscription Agreement are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under this Convertible Note Subscription Agreement. The decision of each Subscriber to purchase Convertible Notes and Subscriber Warrants pursuant to this Convertible Note Subscription Agreement has been made by such Subscriber independently of any other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer or any of its subsidiaries which may have been made or given by any other Subscriber or investor or by any agent or employee of any other Subscriber or investor, and neither any Subscriber nor any of its agents or employees shall have any liability to any other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Subscriber or investor pursuant hereto, shall be deemed to constitute any Subscriber or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any Subscriber or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Convertible Note Subscription Agreement. Each Subscriber acknowledges that no other Subscriber has acted as agent for such Subscriber in connection with making its investment hereunder and no other Subscriber will be acting as agent of any Subscriber in connection with monitoring its investment in the Convertible Notes, the Subscriber Warrants, the Underlying Shares and the Underlying Warrant Shares or enforcing its rights under this Convertible Note Subscription Agreement. Each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Convertible Note Subscription Agreement, and it shall not be necessary for any other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(u) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Agreement. The parties hereto shall negotiate in good faith and finalize the form of intercreditor agreement and applicable security documents consistent with the terms of the Indenture and the precedents provided to the Issuer and the Target prior to signing.

(v) This Agreement and the Convertible Notes and Subscriber Warrants purchased in connection herewith are part of a series of convertible note subscription agreements and underlying warrant agreements purchased by subscribers, each of which is in the same form (other than differences as to the number of Convertible Notes and Subscriber Warrants purchased by each subscriber), and no such other agreement, Convertible Note or Subscriber Warrant with any other subscriber shall have the effect of granting additional rights to a subscriber, or varying in any respect, with this Agreement, with the exception of any board observer rights or expense reimbursement obligations provided in other convertible note subscription agreement with the Issuer.

(w) Notwithstanding Section 1, the Issuer may use up to $15 million of the aggregate Purchase Price received through the sale of the Convertible Notes to all subscribers to pay fees and expenses incurred by the Issuer or the Company in connection with the Transactions and to fund the cash portion of the merger consideration contemplated by the Transaction Agreement; provided the Issuer and the Target shall not pay, or permit any of their respective subsidiaries to pay, any financial advisory or similar costs, fees and expenses associated with the Transactions unless such payments would be permitted under Section 3.17 of the Indenture, as though such provision were in effect as of the date hereof and applicable to the Issuer and the Target on a combined basis.

(Signature pages follow)

IN WITNESS WHEREOF, each of the Issuer, the Guarantors and each Subscriber has executed or caused this Convertible Note Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

SOFTWARE ACQUISITION GROUP INC. III

By:	Name:
Title:

Address for Notices:

ATTN:
EMAIL:

[Signature Page to Subscription Agreement]

GUARANTORS:

[ ]

By:
Name:
Title:

Address for Notices:

ATTN:
EMAIL:

Name in which shares are to be registered:

[Signature Page to Subscription Agreement]

SUBSCRIBER:

[ ]

By:
Name:
Title:

Address for Notices:

ATTN:
EMAIL:

Name in which shares are to be registered:

[Signature Page to Subscription Agreement]

SCHEDULE I

Subscriber	Principal Amount of Convertible Notes to be Purchased / Purchase Price	Number of Warrants to be Issued
Total

Each Subscriber must pay the applicable Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

ANNEX A

FORM OF INDENTURE

ANNEX B

FORM OF WARRANT AGREEMENT